Exhibit 99.1

To our Shareholders, I hope you are enjoying the summer season with your family and friends. You can find our family enjoying the water this time of year. In this newsletter, I want to discuss the Bank’s philosophy regarding interest rate sensitivity and the impact of an inverted yield curve on Bank First. Embracing our Promise is the starting point of our philosophy regarding interest rate sensitivity. Bank First promises to be “a relationship-based community bank focused on providing innovative solutions that are value-driven to the communities we serve.” The centerpiece of the Promise is developing mutually beneficial relationships with our customers. The heart of a banking relationship is the customer’s primary checking account. As a result of our commitment to growing relationships, about 30% of the Bank’s deposits are made up of checking accounts, far above the industry average. Checking accounts provide the Bank’s most stable and lowest-cost deposits, which can be invested in innovative, value-driven loan solutions. Bank First strives to be near interest neutral. This means we don’t want changes in the interest market to impact the profitability of the Bank. Our Asset and Liability Management Committee is steadfastly monitoring and ensuring the Bank maintains interest rate neutrality. Our interest rate neutrality was proven both during the most rapid decline in interest rates in history at the beginning of the pandemic in 2020 and the brisk increase in rates at the end of 2022 and beginning of 2023. Unlike Silicon Valley Bank and others, we got it right. The Federal Reserve controls short-term interest rates in the United States by adjusting the interest it pays to banks on their overnight deposits. However, it does not control mid and long-term interest rates, which are impacted by inflation expectations. Although the Fed rapidly increased short-term interest rates late in 2022 and early in 2023, these changes had less impact on long-term interest rates, such as ten-year treasury yields, resulting in higher short-term rates than long-term interest rates. This is known as an inverted yield curve. The yield curve inverted in July 2022 and remains inverted today, resulting in the longest period of inversion to date. As of August 19, the yield curve has been inverted for 777 days, eclipsing the second most extended period of inversion, 624 days, which began in August 1978. What does this mean for Bank First and other banks? An inverted yield curve puts downward pressure on net interest income by pushing up the cost of short-term deposits and decreasing the yield on longer-term loans. Although our interest rate neutrality has allowed us to maintain our net interest income, the inverted yield curve continues to put downward pressure on growth. At Bank First, we continue to build relationships by providing innovative, value-driven solutions. This growth strategy, combined with our successful focus on interest neutrality, will position the Bank well to accelerate the growth of net interest income when the yield curve normalizes. Michael B. Molepske Chairman and CEO - (920) 652-3202 MESSAGE FROM THE CEO Ticker: BFC www.bankfirst.com CORPORATION AUGUST 2024 SHAREHOLDER NEWS MIKE MOLEPSKE Michael Stayer-Suprick joins Bank First Board of Directors Bank First is pleased to a n n o u n c e that Michael Stayer-Suprick was elected to the Board of Directors of Bank First and Bank First Corporation, effective July 16, 2024. Stayer-Suprick is the third-generation CEO of family-owned Johnsonville Holdings, which includes a portfolio of businesses in the food, bioscience, and fabrication industries and a venture capital fund. He has led the Johnsonville Sausage Group as President, focusing on international growth, merger and acquisition activities, and strategic corporate development. Prior to his current role, Stayer-Suprick was President of West Shore Industries from 1999 to 2009. He graduated from Southern Methodist University with a degree in economics and financial applications and earned his master’s degree from the Kellogg School of Management at Northwestern University. Stayer-Suprick brings significant experience in business operations, strategic planning, and mergers and acquisitions to the Bank’s Board of Directors. STAYER-SUPRICK

Raymond James, an independent investment bank and research firm, has recognized Bank First as one of the top-performing banks in the United States, placing it among the top 10% of community banks. The recognition comes after a comprehensive analysis of 203 domestic banks with assets between $500 million and $10 billion that are exchange-traded and not considered acquisition targets or mutual holding companies. The evaluation focused on the following six financial performance and stability measures: nonperforming assets to loans and real estate owned, five-year average core deposit percentage, net interest margin, efficiency ratio, return on average assets, and return on average tangible common equity. Bank First is honored to be among the 21 banks recognized for outstanding profitability, operational efficiency, and balance sheet strength. Total assets for the Company were $4.15 billion at June 30, 2024, up from $4.09 billion at June 30, 2023. Net loans were $3.38 billion, growing $112.4 million on a year-over-year basis. Deposits were $3.40 billion, contracting $5.8 million over that same time frame. While deposit balances have remained stable year-over-year, there has been a notable shift from noninterest-bearing to interest-bearing deposits as customers respond to rising interest rates over the past several quarters. As of June 30, 2024, noninterest-bearing demand deposits made up 28.7% of the Bank’s total core deposits, compared to 31.8% at June 30, 2023. While this percentage is down year-over-year, it still compares favorably to most peer banks and continues to contribute to Bank First’s robust financial performance. Earnings per share for the six months ended June 30, 2024, was $3.10, up from $2.46 for the first half of 2023. One-time costs, primarily relating to the acquisition of Hometown Bancorp, Ltd. (“Hometown”), reduced earnings per share by $0.46 during the first half of 2023. Net interest income before provision for loan losses for the first half of 2024 totaled $66.4 million, a decrease of $0.2 million from the first half of 2023. Provisions for credit losses totaled $0.2 million for the first half of 2024, down from $4.2 million for the same period during 2023. Continued strong asset quality metrics exhibited within the Company’s loan portfolio allowed for very limited provision expense through the first half of 2024. Noninterest income totaled $10.3 million for the six months ended June 30, 2024, nearly matching $10.4 million during the first half of 2023. Most areas of noninterest income saw increases during the first half of 2024 compared to the first half of 2023 as a result of the added scale from the acquisition of Hometown. Offsetting these increases, due to the sale of 100% of the Bank’s member interest in UFS, LLC on October 1, 2023, no income was recorded from them in the first half of 2024, compared to income of $1.7 million during the first two quarters of 2023. Noninterest expense decreased by $0.2 million to $39.4 million for the first half of 2024. Expenses related to the acquisition of Hometown totaled $1.5 million during the first half of 2023. The lack of a similar acquisition during the first half of 2024 allowed for decreases in postage, stationary, supplies and outside service fees expenses period-over-period. Further, gains on sales and valuations of OREO totaling $0.5 million during the first half of 2024 compared favorably to losses of $0.5 million during the first half of 2023. Finally, data processing expense increased $0.5 million period-over-period to $4.5 million as the Company continued to make significant investments in technology during the first six months of 2024 to enhance our customer experience. Total shareholders’ equity increased by $43.7 million to $614.6 million at June 30, 2024, compared to $570.9 million at June 30, 2023. SECOND QUARTER KEVIN LEMAHIEU Chief Financial Officer (920) 652-3362 Quarterly Common Stock Cash Dividend Bank First’s Board of Directors approved a quarterly cash dividend of $0.40 per common share, payable on October 9, 2024, to shareholders of record as of September 25, 2024. Bank First Receives 2023 Raymond James Community Bankers Cup BFC Stock Information Second Quarter 2024 High Trade Price $86.22 Low Trade Price $74.90 Average Trade Volume 17,506 BFC Stock Repurchase Program Bank First has a stock repurchase program under which the Corporation may repurchase shares of outstanding BFC stock. Please contact Shareholder Services at (920) 652-3360 or shareholderservices@bankfirst.com for more information. Stock Repurchase Program

FINANCIAL PERFORMANCE 6/30/2024 6/30/2023 Return on Average Assets (YTD) 1.54% 1.25% Return on Average Equity (YTD) 10.34% 9.20% Full-Time Equivalent Employee (FTE) - period end 371 398 Average Assets per Average FTE $ 11,201 $ 10,805 Dividend Payout Ratio 23% 22% Dividends Per Share (YTD) $ 0.70 $ 0.55 Net Interest Margin (YTD) 3.62% 3.76% Shares Outstanding - period end 10,031,350 10,389,240 6/30/2024 6/30/2023 ASSETS Cash, Cash Equivalents and Fed Funds Sold $ 98,950 $ 111,326 Investment Securities 238,625 269,011 Other Investments at Cost 21,256 21,521 Loans, Net 3,383,517 3,271,072 Premises and Equipment 68,633 66,958 Other Assets 334,839 352,183 Total Assets $ 4,145,820 $ 4,092,071 LIABILITIES Deposits $ 3,399,941 $ 3,405,736 Securities Sold Under Repurchase Agreements - 23,802 Borrowed Funds 102,321 70,269 Other Liabilities 28,979 21,392 Total Liabilities $ 3,531,241 $ 3,521,199 Total Shareholder Equity 614,579 570,872 Total Liabilities and Shareholder Equity $ 4,145,820 $ 4,092,071 6/30/2024 6/30/2023 Total Interest Income $ 98,619 $ 86,831 Total Interest Expense 32,263 20,325 Net Interest Income 66,356 66,506 Provision for Loan Losses 200 4,182 Net Interest Income After Provision for Loan Losses 66,156 62,324 Total Other Income 10,274 10,403 Total Operating Expenses 39,381 39,610 Income Before Provision for Income Taxes 37,049 33,117 Provision for Income Taxes 5,578 8,305 Net Income $ 31,471 $ 24,812 Earnings Per Share: Basic $ 3.10 $ 2.46 Earnings Per Share: Diluted $ 3.10 $ 2.46 Consolidated Statements of Financial Condition Key Financial Metrics Consolidated Statements of Income (In Thousands) (In Thousands, Except Per Share Data)

Let’s stay in touch. Follow us! Bank First announces new hires and promotions ROBERT KOEHLER joined the Bank as Building Design and Project Manager. With 18 years of experience in facility assessment, design, and master planning, Robert brings a wealth of knowledge to his new role at Bank First. He will oversee the construction of new branches and the renovation of existing bank facilities, ensuring that each branch design enhances the customer experience and provides a welcoming, safe work environment for the Bank’s employees. Robert will also incorporate environmentally friendly features, sustainable practices, and advanced technologies to reduce Bank First’s energy consumption and carbon footprint. Robert earned his Bachelor of Science, Architectural Studies with a transcript focus in ecological architecture and his Master of Architecture from UW – Milwaukee. MIKE VAUGHAN joined the Bank as Senior Vice President – Business Banking. He brings over 26 years of progressive experience in the banking industry, having held senior leadership positions, including Market President and Senior Vice President of Business Banking, at Fortifi Bank. Mike will serve central Wisconsin, and while primarily working out of the Bank’s Oshkosh office, he will also travel to its Clintonville, Wautoma, and Waupaca offices, applying his extensive expertise in the credit department and business banking sector. Mike holds a Bachelor of Business Administration from UW – Oshkosh. DEBBIE WEYKER has been promoted to Senior Vice President – Marketing. Debbie began her career with Bank First in 2006 and oversees all marketing department functions, including brand management and community engagement. She is responsible for developing and executing strategic marketing initiatives that enhance the Bank’s brand presence and drive customer engagement. In addition, Debbie plays a crucial role in fostering relationships within the communities Bank First serves, leading the Bank’s involvement in sponsorships, events, and other initiatives that support local causes and strengthen community ties. She earned her Bachelor of Arts in Business Management and Marketing from Silver Lake College in Manitowoc. MATT LONGMEYER has been promoted to Senior Vice President – Technology Director. Matt’s journey with Bank First started in 2013 as an Information Technology Intern, where he quickly demonstrated his technical acumen and leadership potential. After joining the Bank full-time in 2014 as an Information Technology Specialist, Matt’s contributions led to his promotion to Information Technology Officer in 2017 and later to Vice President – Director of Technology in 2021. Matt will continue to lead all facets of Information Technology, Business Systems, Digital Transformation, and Cybersecurity. Matt holds a Bachelor of Business Administration, a Master of Business Administration in IT Management, and a Master of Science in Cybersecurity, all from UW – Whitewater. Additionally, he graduated from the Graduate School of Banking at UW – Madison, where he earned a Certificate of Executive Leadership. GREG BERKEN has been promoted to Senior Vice President – Finance. Greg joined Bank First in 2011 as an Internal Auditor, transitioning to the finance department soon after, where he quickly established himself as a key contributor. Over the years, he has taken on various roles, including Senior Accounting Financial Analyst and, most recently, Vice President – Controller, where he played an integral part in managing the Bank’s financial operations with precision and expertise. Greg’s deep understanding of financial management and his commitment to excellence have been invaluable in driving the Bank’s fiscal success. He holds a Bachelor of Science from UW – Milwaukee, where he double-majored in Accounting and Finance. Greg furthered his education with a Master of Business Administration from Lakeland University and earned his CPA license in 2018. Strengthening community relationships KOEHLER VAUGHAN WEYKER LONGMEYER BERKEN Our dedication to community engagement is shown through meaningful sponsorships and event participation, fostering strong relationships within the communities we serve. Follow us on social media to stay connected and see how we’re making a difference. Banker Amy DeMain (right) celebrates a new home build in Sister Bay. Bank First sponsored the 2024 Division 2 National Water Ski Championships. Pictured: the Shawano Ski Sharks.